SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2022 (March 16, 2022)

POWER AMERICAS RESOURCE GROUP LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

265 SUNRISE HIGHWAY, SUITE 276

ROCKVILLE CENTRE, NY, 11570

Tel: +1 (917) 403-1430
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

BRISSET BEER INTERNATIONAL, INC.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	BBII	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

POWER AMERICAS RESOURCE GROUP LTD.

Form 8-K

Current Report

Item 8.01 Other Events.

(1)	NAME CHANGE AND REVERSE STOCK SPLIT

Reverse Stock Split

On June 28, 2022, our Board of Directors approved a reverse stock split of our issued and authorized shares of common stock on the basis of 50 old shares for one (1) new share. When completed, our issued and outstanding capital will decrease from 9,863,000 shares of common stock to 197,260 shares of common stock. The $0.0001 par value of our common shares will remain unchanged. The reverse split is payable upon surrender and no fractional shares will be issued. Fractional shares will be rounded up.

Name Change

Also, on March 15, 2022, our board of directors approved changing our corporate name from Brisset Beer International, Inc. to Power Americas Resource Group Ltd.

Effective Date of Reverse Split and Name Change

The resolutions of our Board of Directors approving the above described reverse stock split and name change are subject to the prior approval by the Financial Industry Regulatory Authority (FINRA). In anticipation of submitting to, and receiving, FINRA approval, on July 15, 2022, we filed a Certificate of Change Pursuant to NRS 78.209 reflecting the reverse stock split and, on March 16, 2022, we filed a Certificate of Amendment changing our name from Brisset Beer International, Inc. to Power Americas Resource Group Ltd.

(2)	ISSUANCE OF PROMISSORY NOTE

On September 2, 2021, the Company issued an 8%, three (3) month convertible promissory note to Andrew Lawrence (“Lawrence”) in the principal amount of $25,000 (the “Convertible Note”). On December 2, 2021, the Convertible Note became due. Thereafter, as of May 31, 2022, the Convertible Note remained in default and had accrued interest totaling $1,485.

On June 1, 2022, the Company and Lawrence agreed to cure such default on the Convertible Note by entering into a new, 10% promissory note (with no conversion feature) due and payable on 10 days written for the total principal and interest due and owing as of May 31, 2022, or $26,485 (the “Promissory Note”).

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit	Filing
3.01(a)	Certificate of Amendment filed with the Nevada Secretary of State on March 16, 2022 changing our name to Power Americas Resource Group Ltd.	Filed herewith.
99.1	Certificate of Change Pursuant to NRS 78.209 reflecting 50:1 Reverse Stock Split filed on July 15, 2022 with the Nevada Secretary of State.	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER AMERICAS RESOURCE GROUP LTD.

Dated: July 20, 2022	/s/ Kevin Malone
By: Kevin Malone
Its: Chief Executive Officer

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